SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2005

MACROMEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22688	94-3155026
(Commission File Number)	(IRS Employer Identification No.)

601 Townsend Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 832-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition.

The text of the transcript attached as an exhibit to this Form 8-K is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On May 3, 2005, Macromedia, Inc. (the “Company”) held a conference call (the “Conference Call”) to announce the Company’s results for the fourth fiscal quarter and fiscal year ended March 31, 2005.  A replay of the Conference Call is available on the Company’s website.  In addition, a transcript of the Conference Call is attached as Exhibit 99.1 to this Form 8-K.

The Form 8-K and the information furnished herein shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Non-GAAP Financial Measures

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

In addition to the GAAP financial measures disclosed in the Conference Call, the Company included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous earnings releases and the Company’s management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters. The Company’s management also believes these non-GAAP financial measures to be a useful measure of its corporate performance by allowing it to isolate its financial results to certain core functions of its operations.

In compliance with Regulation G, for any non-GAAP financial measures disclosed in the Conference Call corresponding GAAP financial measures and reconciliations have been provided on the Company’s website.

Item 8.01: Other Events.

The following information, including the text of the transcript attached as an exhibit to this Form 8-K, is being furnished pursuant to Item 8.01.

See the information set forth under Item 2.02 Results of Operations and Financial Condition , “ which is incorporated by reference into this Item 8.01.

The Form 8-K and the information furnished herein shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01:  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description
99.1*	Transcript of conference call held on May 3, 2005, announcing the results for Macromedia, Inc.’s fourth fiscal quarter and fiscal year ended March 31, 2005.

*                 Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROMEDIA, INC.

Date: May 4, 2005	By:	/s/ Elizabeth Nelson
Elizabeth Nelson, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Transcript of conference call held on May 3, 2005, announcing the results for Macromedia, Inc.’s fourth fiscal quarter and fiscal year ended March 31, 2005.

*                 Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Items 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.